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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2001

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    0-20135               59-2913586
           (State or Other          (Commission File        (IRS Employer
           Jurisdiction of             Number)            Identification Number)
           Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5. Other Events

On October 24, 2001, Digex Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press release of Digex, Incorporated dated October 24, 2001 (as filed with the United States Securities and Exchange Commission on October 25, 2001).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERMEDIA COMMUNICATIONS INC.



                                          By: /s/ Jeanne M. Walters
                                             -----------------------------------
                                             Jeanne M. Walters
                                             Vice President, Controller and
                                               Chief Accounting Officer

Date: October 26, 2001



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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

Exhibit 99.1 Press release of Digex, Incorporated dated October 24, 2001 (as filed with the United States Securities and Exchange Commission on October 25, 2001).